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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported):  November 19, 2001
                                                         -----------------


                               ZANY BRAINY, INC.
                               -----------------
                (Exact Name of Registrant Specified in Charter)

     Pennsylvania                  0-26185                 23-2663337
     ------------                  -------                 ----------
     (State or Other           (Commission File        (I.R.S. Employer
     Jurisdiction of               Number)             Identification No.)
     Incorporation)

        2520 Renaissance Boulevard
        King of Prussia, Pennsylvania                             19406
----------------------------------------------------          -------------
      (Address of Principal Executive Offices)                  (Zip Code)


     Registrant's telephone number, including area code:    (610) 278-7800
                                                            --------------


                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.    Other Events.

     On September 6, 2001, we sold substantially all of our assets to a subsidiary of The Right Start, Inc.

     On November 19, 2001, Right Start is required to file a Current Report on Form 8-K that includes certain unaudited financial information about us for the quarterly period ended August 4, 2001. Attached hereto and incorporated herein by reference is a copy of the unaudited financial information to be included in the Right Start Form 8-K.

                                       2
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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.    Exhibit
-----------    -------

99.1 Unaudited Condensed Consolidated Financial Statement of Zany Brainy, Inc. and Subsidiaries for the quarterly period ended August 4, 2001.

                                       3
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                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      ZANY BRAINY, INC.


Date:  November 19, 2001                              By:/s/ John V. Reilly
      ------------------                                 -------------------
                                                         John V. Reilly
                                                         President

                                       4
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                                 EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------

99.1 Unaudited Condensed Consolidated Financial Statement of Zany Brainy, Inc. and Subsidiaries for the quarterly period ended August 4, 2001.

                                       5